UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2009

Merrimac Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Fairfield Place, West Caldwell, New Jersey	07006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2009, the board of directors of Merrimac Industries, Inc. (the “Company”) approved a bonus for Mason N. Carter, the Chairman, President and Chief Executive Officer of the Company, in the event that the on-going process of investigating strategic alternatives for the company results in a sale of the Company or similar transaction.  The bonus would be based on a percentage of the sale price of the Company and the estimated range of the bonus is $300,000 to $1,200,000.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By:	/s/ J. Robert Patterson
Name:	J. Robert Patterson
Title:	Vice President – Finance and Chief Financial Officer

Date: December 16, 2009